Exhibit 21.1


                                                            Jurisdiction of
Subsidiary                                                   Incorporation
----------------------------------------------------    ----------------------
7 Rod Real Estate North, a Limited Liability Company             WY
7 Rod Real Estate South, a Limited Liability Company             WY
A&R Insurance Enterprises, Inc.                                  FL
Abraham Chevrolet-Miami, Inc.                                    DE
Abraham Chevrolet-Tampa, Inc.                                    DE
ACER Fiduciary, Inc.                                             DE
Airport Dodge, Inc.                                              FL
Al Maroone Ford, LLC                                             DE
Albert Berry Motors, Inc.                                        TX
Allied 2000 Collision Center, Inc.                               TX
Allison Bavarian                                                 CA
All-State Rent A Car, Inc.                                       NV
American Way Motors, Inc.                                        TN
America's Car Stop                                               CA
AN/CF Acquisition Corp.                                          DE
AN/FGJE Acquisition Corp.                                        DE
AN/FMK Acquisition Corp.                                         DE
ANFS Texas Insurance Services Corp.                              TX
AN/MF Acquisition Corp.                                          DE
AN/MNI Acquisition Corp.                                         DE
AN/PF Acquisition Corp.                                          DE
AN/STD Acquisition Corp.                                         DE
Anderson Chevrolet                                               CA
Anderson Chevrolet - Los Gatos, Inc.                             CA
Anderson Cupertino, Inc.                                         CA
Anderson Dealership Group                                        CA
Anything on Wheels, Ltd.                                         FL
Appleway Chevrolet, Inc.                                         WA
Atrium Restaurants, Inc.                                         FL
Auto Ad Agency, Inc.                                             MD
Auto Advertising Services, Inc.                                  DE
Auto By Internet                                                 FL
Auto Car, Inc.                                                   CA
Auto Holding Corp.                                               DE
Auto Mission Ltd.                                                CA
Auto West, Inc.                                                  CA
AutoNation Benefits Company, Inc.                                FL
AutoNation Cayman Insurance Company, Ltd.                        Cayman Islands
AutoNation Chrysler Plymouth GP, Inc.                            DE
AutoNation Chrysler Plymouth Jeep of North Houston, L.P.         TX
AutoNation Chrysler Plymouth LP, Inc.                            DE
AutoNation Corporate Management Company                          FL
AutoNation Denver Management, Inc.                               CO
AutoNation Dodge of Pembroke Pines, Inc.                         DE
AutoNation Dodge of San Antonio, L.P.                            TX
AutoNation Dodge of San Antonio-GP, Inc.                         DE
AutoNation Dodge of San Antonio-LP, Inc.                         DE
AutoNation DS Investments, Inc.                                  TX
AutoNation Enterprises Incorporated                              FL
AutoNation Financial Services Corp.                              DE
AutoNation Floor Plan Funding Corp.                              DE
AutoNation Holding Corp.                                         DE
AutoNation Imports Northwest, Inc.                               DE
AutoNation Imports of Arapahoe, Inc.                             DE
AutoNation Imports of Lithia Springs, Inc.                       DE
AutoNation Imports of Longwood, Inc.                             DE
AutoNation Imports of Palm Beach, Inc.                           DE
AutoNation Imports of Winter Park, Inc.                          DE
AutoNation Insurance Company, Inc.                               VT
AutoNation LM Holding Corporation                                DE
AutoNation Motors Holding Corp.                                  DE
AutoNation Motors of Lithia Springs, Inc.                        DE
AutoNation Realty Corporation                                    DE
AutoNation Receivables Corp.                                     DE
AutoNation Receivables Funding Corp.                             DE
AutoNation USA Corporation                                       FL
AutoNation USA of Perrine, Inc.                                  DE
AutoNation USA of Virginia Beach, LLC                            DE
AutoNationDirect.com, Inc.                                       DE
Bankston Auto, Inc.                                              TX
Bankston CJ GP, Inc. f/k/a AutoNation Chrysler
 Plymouth Jeep of Frisco, Inc.                                   DE
Bankston CJ LP, Inc.                                             DE
Bankston Ford of Frisco, Ltd. Co.                                TX
Bankston Nissan in Irving, Inc.                                  TX
Bankston Nissan Lewisville, Inc.                                 DE
Bargain Rent-A-Car                                               CA
Batfish Auto, LLC                                                CO
Batfish, LLC                                                     CO
BBCSS, Inc.                                                      AZ
Beach City Chevrolet Company, Inc.                               CA
Beacon Motors, Inc.                                              FL
Bell Dodge, LLC                                                  DE
Bengal Motor Company, Ltd.                                       FL
Bengal Motors, Inc.                                              FL
Bill Ayares Chevrolet, Inc.                                      MD
Bill Wallace Enterprises, Inc.                                   FL
Bledsoe Dodge, LLC                                               DE
Bob Townsend Ford, Inc.                                          DE
Body Shop Holding Corp.                                          DE
BOSC Automotive Realty, Inc.                                     DE
Brown & Brown Chevrolet - Superstition Springs, LLC              AZ
Brown & Brown Chevrolet, Inc.                                    AZ
Brown & Brown Nissan Mesa, LLC                                   AZ
Brown & Brown Nissan, Inc.                                       AZ
B-S-P Automotive, Inc.                                           TX
Buick Mart Limited Partnership                                   GA
Buick Mart, Inc.                                                 CA
Bull Motors, LLC                                                 DE
C. Garrett, Inc.                                                 CO
Carlisle Motors, LLC                                             DE
Carwell, LLC                                                     DE
C-Car Auto Wholesalers, Inc.                                     OK
Central Motor Company, Ltd                                       FL
Central Motors, Inc.                                             FL
Cerritos Body Works, Inc.                                        CA
Cerritos Imports, Inc.                                           DE
Champion Chevrolet, LLC                                          DE
Champion Ford, Inc.                                              TX
Champion Planning, Inc.                                          TX
Charlie Hillard, Inc.                                            TX
CharlieaThomas Auto Sales, Inc.                                  TX
Charlie Thomas Chevrolet, Inc.                                   TX
Charlie Thomas Chrysler-Plymouth, Inc.                           TX
Charlie Thomas' Courtesy Ford, Inc.                              TX
Charlie Thomas Courtesy Leasing, Inc.                            TX
Charlie Thomas Ford, Inc.                                        TX
Chesrown Auto, LLC                                               DE
Chesrown Chevrolet, LLC                                          DE
Chesrown Collision Center, Inc.                                  CO
Chesrown Ford, Inc.                                              CO
Chevrolet World, Inc.                                            FL
Chuck Clancy Ford of Marietta, Inc.                              GA
Cleburne Motor Company, Inc.                                     TX
Coastal Cadillac, Inc.                                           FL
Colonial Imports, Inc.                                           FL
Consumer Car Care Corporation                                    TN
Contemporary Cars, Inc.                                          FL
Cook-Whitehead Ford, Inc.                                        FL
Cook-Whitehead Ford, LLC                                         DE
Corporate Properties Holding, Inc.                               DE
Costa Mesa Cars, Inc.                                            CA
Courtesy Auto Group, Inc.                                        FL
Courtesy Wholesale Corporation                                   FL
Covington Pike Motors, Inc.                                      TN
Credit Management Acceptance Corporation                         FL
Cross-Continent Auto Retailers, Inc.                             DE
CT Intercontinental, Inc.                                        TX
CT Motors, Inc.                                                  TX
D/L Motor Company                                                FL
D/L Motor-HO, Inc.                                               FL
Deal Dodge of Des Plaines, Inc.                                  IL
Dealership Accounting Services, Inc.                             FL
Dealership Properties, Inc.                                      NV
Dealership Realty Corporation                                    TX
Desert Buick-GMC Management Group, Inc.                          NV
Desert Buick-GMC Trucks, LLC                                     DE
Desert Chrysler-Plymouth, Inc.                                   DE
Desert Dodge, Inc.                                               NV
Desert GMC, LLC Desert GMC-East, Inc.                            DE
Desert Lincoln-Mercury, Inc.                                     NV
Dobbs Brothers Buick-Pontiac, Inc.                               NV
Dobbs Ford of Memphis, Inc.                                      TN
Dobbs Ford, Inc.                                                 DE
Dobbs Mobile Bay, Inc.                                           FL
Dobbs Motors of Arizona, Inc.                                    AL
Dodge of Bellevue, Inc.                                          AZ
Don Mealey Chevrolet, Inc.                                       DE
Don Mealey Imports, Inc.                                         FL
Don Mealey Oldsmobile, Inc.                                      FL
Don-A-Vee Jeep Eagle, Inc.                                       FL
Downers Grove Dodge, Inc.                                        CA
Driver's Mart Worldwide, Inc.                                    DE
Eastgate Ford, Inc.                                              VA
Ed Mullinax Ford, Inc.                                           OH
Ed Mullinax, Inc.                                                DE
Edgren Motor Company, Inc.                                       DE
ElbMonterImports, Inc.                                           CA
El Monte Motors, Inc.                                            DE
Elmhurst Auto Mall, Inc.                                         DE
Elmhurst Dodge, Inc.                                             IL
Emich Chrysler Plymouth, LLC                                     IL
Emich Dodge, LLC                                                 DE
Emich Lincoln-Mercury, Inc.                                      DE
Emich Lincoln-Mercury, LLC                                       DE
Emich Oldsmobile, LLC                                            DE
Emich Subaru West, LLC                                           DE
Empire Services Agency, Inc.                                     DE
Empire Warranty Corporation                                      FL
Empire Warranty Holding Company                                  FL
Financial Services, Inc.                                         FL
First Team Automotive Corp.                                      TX
First Team Cadillac-Oldsmobile, LLC                              DE
First Team Ford of Manatee, Ltd.                                 DE
First Team Ford, Ltd                                             FL
First Team Imports, Ltd.                                         FL
First Team Infiniti, Ltd.                                        FL
First Team Jeep Eagle, Chrysler Plymouth, Ltd.                   FL
First Team Management, Inc.                                      FL
First Team Premier, Ltd.                                         FL
Fit Kit, Inc.                                                    FL
Flemington Land Rover, LLC                                       CA
Florida Auto Corp.                                               DE
Ford of Garden Grove Limited Partnership                         DE
Ford of Kirkland, Inc.                                           GA
Fox Buick Isuzu, Inc.                                            WA
Fox Chevrolet, Inc.                                              MD
Fox Hyundai, Inc.                                                MD
Fox, Inc.                                                        MD
Fred Oakley Motors, Inc.                                         MD
Ft. Lauderdale Nissan, Inc.                                      DE
G.B. Import Sales & Service, LLC                                 FL
Gene Evans Ford, LLC                                             DE
George Sutherlin Nissan, Inc                                     DE
Golf Mill Ford, Inc.                                             GA
Government Blvd. Motors, Inc.                                    DE
Gulf Management, Inc.                                            AL
Mike Shad Chrysler Plymouth Jeep Eagle, Inc.                     FL
Mike Shad Ford, Inc.                                             FL
Hayward Dodge, Inc.                                              FL
Hillard Auto Group, Inc.                                         DE
Hollywood Imports Limited, Inc.                                  TX
Hollywood Kia, Inc.                                              FL
Horizon Chevrolet, Inc.                                          FL
House of Imports, Inc.                                           OH
Houston Auto Imports Greenway, Ltd.                              CA
Houston Auto Imports North, Ltd.                                 TX
Houston Imports Greenway-GP, Inc.                                TX
Houston Imports Greenway-LP, Inc.                                DE
Houston Imports North-GP, Inc.                                   DE
Houston Imports North-LP, Inc.                                   DE
H's Auto Body, Inc.                                              DE
Hub Motor Co.                                                    DE
Irvine Imports, Inc.                                             GA
IrvineiToyota/Nissan/Volvo Limited Partnership                   CA
Jemautco, Inc.                                                   GA
Jerry Gleason Chevrolet, Inc.                                    OH
Jerry Gleason Dodge, Inc.                                        IL
Jim Quinlan Chevrolet Co.                                        IL
Jim Quinlan, Ford Lincoln-Mercury, Inc.                          DE
Joe MacPherson Ford                                              FL
Joe MacPherson Imports No.1                                      CA
Joe MacPherson Infiniti                                          CA
Joe MacPherson Oldsmobile                                        CA
John M. Lance Ford, LLC                                          CA
J-R Advertising Company                                          DE
J-R Motors Company Central, LLC                                  CO
J-R Motors Company North                                         CO
J-R Motors Company South                                         CO
JRJ Investments, Inc.                                            CO
J-R-M Motors Company Northwest, LLC                              NV
Kelnat Advertising, Ltd. Co.                                     CO
Kenyon Dodge, Inc.                                               FL
King's Crown Ford, Inc.                                          FL
Kirkland Pontiac-Buick-GMC, Inc.                                 DE
KLJ of Nevada, Inc.                                              WA
L.P. Evans Motors WPB, Inc.                                      NV
L.P. Evans Motors, Inc.                                          FL
Lance Children, Inc.                                             FL
Les Marks Chevrolet, Inc.                                        OH
Lew Webb's Ford, Inc.                                            TX
Lew Webb's Irvine Nissan, Inc.                                   CA
Lexus of Cerritos Limited Partnership                            CA
LGS Holding Company                                              GA
Lou Grubb Chevrolet, LLC                                         DE
Lou Grubb Chevrolet-Arrowhead, Inc.                              DE
Lou Grubb Ford, LLC                                              DE
Lovern, Inc.                                                     DE
M.L.F. Insurance Agency                                          FL
Mullinax Insurance Agency                                        OH
M S & S Toyota, Inc.                                             OH
MacHoward Leasing                                                FL
MacPherson Enterprises, Inc.                                     CA
Magic Acquisition Corp.                                          CA
Manhattan Motors, Inc.                                           DE
Marks Family Dealerships, Inc.                                   CA
Marks Transport, Inc.                                            TX
Maroone Car and Truck Rental Company                             TX
Maroone Chevrolet Ft. Lauderdale, Inc.                           FL
Maroone Chevrolet, LLC                                           FL
Maroone Dodge Pompano, Inc.                                      DE
Maroone Dodge, LLC                                               FL
Maroone Ford, LLC                                                DE
Maroone Isuzu, LLC                                               DE
Maroone Jeep Eagle, Inc.                                         DE
Maroone Management Services, Inc                                 DE
Maroone Oldsmobile II, Inc.                                      FL
Maroone Oldsmobile, LLC                                          DE
Marshall Lincoln-Mercury, Inc.                                   DE
MC/RII, LLC                                                      CO
Mealey Holdings, Inc.                                            OH
Mechanical Warranty Protection, Inc.                             FL
Metro Chrysler Jeep, Inc.                                        FL
Midway Chevrolet, Inc.                                           FL
Mike Hall Chevrolet, Inc.                                        TX
Miller-Sutherlin Automotive, LLC                                 DE
Mission Blvd. Motors, Inc.                                       DE
Mr. Wheels, Inc.                                                 CA
Mullinax East, Inc.                                              CA
Mullinax Ford North Canton, Inc.                                 DE
Mullinax Ford South, Inc.                                        OH
Mullinax Lincoln-Mercury, Inc.                                   FL
Mullinax Management, Inc.                                        DE
Mullinax of Mayfield, Inc.                                       DE
Mullinax Used Cars, Inc.                                         OH
Newport Beach Cars, LLC                                          OH
Nichols Ford, Inc.                                               DE
Nissan of Brandon, Inc.                                          TX
Northpoint Chevrolet, Inc.                                       FL
Northpoint Ford, Inc.                                            DE
Northwest Financial Group, Inc.                                  DE
Ontario Dodge, Inc.                                              WA
Orange County Automotive Imports, LLC                            CA
Orlando Imports, Inc.                                            DE
Payton-Wright Ford Sales, Inc.                                   DE
Peyton Cramer Automotive                                         TX
Peyton Cramer Ford                                               CA
Peyton Cramer Infiniti                                           CA
Peyton Cramer Jaguar                                             CA
Peyton Cramer Lincoln-Mercury                                    CA
Pierce Automotive Corporation                                    CA
Pierce, LLC                                                      AZ
Pitre Buick-Pontiac-GMC of Scottsdale, Inc.                      DE
Pitre Chrysler-Plymouth-Jeep of Scottsdale, Inc.                 DE
Pitre Chrysler-Plymouth-Jeep on Bell, Inc.                       DE
Pitre Isuzu-Subaru-Hyundai of Scottsdale, Inc.                   DE
Pitre Kia of Scottsdale, Inc.                                    DE
Plains Chevrolet, Inc.                                           DE
PMWQ, Inc.                                                       TX
PMWQ, Ltd.                                                       NV
Port City Imports, Inc.                                          TX
Port City Imports-HO, Inc.                                       TX
Port City Pontiac-GMC Trucks, Inc.                               TX
Prime Auto Resources, Inc.                                       TX
Quality Nissan, Inc.                                             CA
Quantum Premium Finance Corporation                              TX
Quinlan Motors, Inc.                                             FL
R. Coop Limited                                                  FL
R.L. Buscher II, Inc.                                            CO
R.L. Buscher III, Inc.                                           CO
Real Estate Holdings, Inc.                                       CO
Republic Anderson Investment Group, Inc.                         FL
Republic DM Property Acquisition Corp.                           CA
Republic of Rochester, Inc.                                      DE
Republic Resources Company                                       DE
Resources Aviation, Inc.                                         DE
RI Merger Corp.                                                  FL
RI Shelf Corp.                                                   CO
RIVTidiary                                                       DE
RIVT I LP                                                        DE
RIVT II LP                                                       DE
RIVT I LLC                                                       DE
RIVT II LLC                                                      DE
RIVT Management, Inc.                                            DE
RI/ASC Acquisition Corp.                                         DE
RI/BB Acquisition Corp.                                          DE
RI/BBNM Acquisition Corp                                         DE
RI/BRC Real Estate Corp.                                         AZ
RI/CC Acquisition Corp.                                          CA
RI/DM Acquisition Corp.                                          DE
RI/HGMC Acquisition Corp.                                        DE
RI/Hollywood Nissan Acquisition Corp.                            DE
RI/LLC Acquisition Corp.                                         DE
RI/LLC-2 Acquisition Corp.                                       CO
RI/PII Acquisition Corp.                                         CO
RI/RMC Acquisition Corp                                          DE
RI/RMP Acquisition Corp.                                         DE
RI/RMT Acquisition Corp.                                         DE
RI/SBC Acquisition Corp.                                         DE
RI/WFI Acquisition Corporation                                   DE
RII Management Company                                           DE
Rosecrans Holdings, L.L.C.                                       DE
Rosecrans Investments, LLC                                       DE
Roseville Motor Corporation                                      DE
RSHC, Inc.                                                       CA
Sahara Imports, Inc.                                             DE
Sahara Nissan, Inc.                                              NV
Santa Ana Auto Center                                            NV
Saul Chevrolet, Inc.                                             CA
SCM Realty II, Inc.                                              CA
SCM Realty, Inc.                                                 FL
Security Insurance Agency                                        FL
Service Station Holding Corp.                                    MD
Seven Rod Life Insurance Company                                 DE
SGSCP Limited Partnership (UA on 4/16/99)                        AZ
Shamrock Ford, Inc.                                              FL
Six Jays LLC                                                     CA
SMI Motors, Inc.                                                 CO
Smythe European, Inc.                                            CA
Southeast Lease Car, Inc.                                        CA
Southtown Ford, Inc.                                             FL
Southwest Dodge, LLC                                             TX
Spokane Mitsubishi Dealers Advertising Association, Inc.         DE
Star Motors, LLC                                                 WA
Steakley Chevrolet, Inc.                                         DE
Steeplechase Motor Company                                       TX
Steve Moore Chevrolet Delray, LLC                                TX
Steve Moore Chevrolet, LLC                                       DE
Steve Moore, LLC                                                 DE
Steve Moore's Buy-Right Auto Center, Inc.                        DE
Steve Rayman Pontiac-Buick-GMC-Truck, LLC                        FL
Stevens Creek Motors, Inc.                                       DE
Sunrise Nissan of Jacksonville, Inc.                             CA
Sunrise Nissan of Orange Park, Inc.                              FL
Sunset Pontiac-GMC Truck South, Inc.                             FL
SunsetiPontiac-GMC, Inc.                                         FL
Superior Nissan, Inc.                                            MI
Sutherlin Chrysler-Plymouth Jeep-Eagle, LLC                      NC
Sutherlin Imports, Inc.                                          DE
Sutherlin Imports, LLC                                           GA
Sutherlin Nissan of Town Center, Inc.                            DE
Sutherlin Nissan, LLC                                            GA
Tallahassee Automotive Group, Inc.                               DE
Tallahassee Chrysler Plymouth, Inc.                              FL
Tartan Advertising, Inc.                                         FL
Tasha Incorporated                                               CA
Taylor Jeep Eagle, LLC                                           CA
Team Dodge, Inc.                                                 DE
Tennco Life Insurance Company                                    DE
Terry York Motor Cars, Ltd.                                      AZ
Texan Ford Sales, Inc.                                           CA
Texan Ford, Inc.                                                 TX
Texan Lincoln-Mercury, Inc.                                      TX
T-Five, Inc.                                                     DE
The Consulting Source, Inc.                                      MI
The Pierce Corporation II, Inc.                                  FL
Torrance Nissan, LLC                                             AZ
Total Care, Inc.                                                 DE
Tousley Ford, Inc.                                               CO
Town & Country Chrysler Jeep, Inc.                               MN
Toyota Cerritos Limited Partnership                              DE
T-West Sales & Service, Inc.                                     GA
Valencia Dodge                                                   NV
Valencia Lincoln-Mercury, Inc.                                   CA
Valley Chevrolet, Inc.                                           DE
Vanderbeek Motors, Inc.                                          MD
Vanderbeek Olds/GMC Truck, Inc.                                  CA
Village Motors, LLC                                              CA
Vince Wiese Chevrolet, Inc.                                      DE
W.O. Bankston Enterprises, Inc.                                  DE
W.O. Bankston Lincoln-Mercury, Inc.                              DE
W.O. Bankston Nissan, Inc.                                       DE
W.O. Bankston Paint & Body, Inc.                                 TX
Wallace Dodge, LLC                                               TX
Wallace Ford, LLC                                                DE
Wallace Imports, Inc.                                            DE
Wallace Lincoln-Mercury, LLC                                     FL
Wallace Nissan, LLC                                              DE
Webb Automotive Group, Inc.                                      DE
West Colton Cars, Inc.                                           CA
West Side Motors, Inc.                                           CA
Westgate Chevrolet, Inc.                                         TN
World Wide Warranty Co.                                          TX
Woody Capital Investment Company II                              FL
Woody Capital Investment Company III                             CO
Working Man's Credit Plan, Inc.                                  TX
York Enterprises South, Inc.                                     CA